EXHIBIT 10.7E

                   MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Master Assignment and Assumption Agreement (this "Agreement") is made as of February 13, 2004 by and among CapitalSource Finance LLC ("Assignee"), Infocrossing Agent, Inc., as agent for the several Lenders party to the Loan Agreement described below (in such capacity, the "Agent"), the Lenders listed on the signature pages hereto (collectively, the "Assignors"), Infocrossing, Inc., a Delaware corporation ("Borrower"), Infocrossing Services, Inc. a Delaware corporation ("ISI"), ETG, Inc., a Delaware corporation ("ETG"), AmQUEST, Inc. ("AQI"), a Georgia corporation, and AmQUEST Services, Inc., a Georgia corporation ("AQSI", and together with ISI, ETG and AQI, the "Subsidiaries"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Loan Agreement.

                                    RECITALS:

         WHEREAS, each Assignor made certain Loans and other financial accommodations to Borrower pursuant to that certain Term Loan Agreement dated as of October 21, 2003 (the "Loan Agreement") by and among Agent, the Assignors and Borrower;

         WHEREAS, pursuant the terms and conditions hereof, each Assignor wishes to sell all of its respective rights, title and interests in the Loans (in the respective principal amounts set forth on Schedule I hereto under the column titled "Principal Amount on the Effective Date") and other Loan Obligations owing to it and all of its rights, title and interests in, to and under the Loan Agreement and other Loan Documents, and to assign and transfer all duties and obligations thereunder, to the Assignee in exchange for their respective Gross Purchase Proceeds (as defined below) and for other good and valid consideration, the receipt and sufficiency of which hereby are acknowledged; and

         WHEREAS, the Assignee is willing to acquire such Loans and other Loan Obligations and assume all rights, title and interests under the Loan Agreement and other Loan Documents as aforesaid, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions, and covenants herein contained, Agent, each Assignor, the Assignee and the Borrower hereby agree as follows:

1.       ASSIGNMENT, DELEGATIONS, AND ACCEPTANCE

1.1 Conveyance of Loans and other Loan Obligations. Based on the representations, warranties and covenants contained herein, each Assignor hereby irrevocably sells and assigns to the Assignee, without recourse (except to the extent arising from a breach of a representation or warranty made by such Assignor hereunder), and the Assignee hereby irrevocably purchases and acquires, all of the right, title and interest, legal or equitable, of such Assignor in and to: (i) all of its Loans (and all proceeds thereof and collections thereon and including all interest and fees received or receivable by such Assignor, if any, with respect to such Loans and the other Loan Obligations relating to the period after the Effective Date (as defined herein) (it being hereby agreed that such Assignor shall hold all such proceeds in trust for the benefit of Assignee and shall turn over such proceeds promptly upon receipt thereof)); and (ii) all of the other Loan Obligations owing or payable to such Assignor, together with all right, title and interest in, to and under the Loan Documents, including its Commitment, and to the proceeds of any related insurance policies and the related Liens and Collateral securing such Loans and the other Loan Obligations (collectively, the "Assigned Interests;" provided, that, "Assigned Interests" of any Assignor shall not include, and such Assignor shall not be deemed to have relinquished, such Assignor's rights under Sections 2.7, 2.8(a), 2.9, 9.5(c) or 9.5(d) of the Loan Agreement to the extent such rights relate to the time prior to the Effective Date; provided, further, that, for the avoidance of doubt, the Assigned Interests of any Assignor shall not include, and nothing in this Agreement is intended to effect a sale or assignment by such Assignor of, the option to purchase up to 750,000 shares of Common Stock, par value $.01 per share, of the Borrower, currently owned by Zach Lonstein). By its execution of this Agreement, each Assignor agrees (i) it hereby relinquishes its rights with respect to its portion of the Assigned Interests and (ii) that after giving effect to the sale and assignment effectuated hereby, no Loans or other Loan Obligations (except to the extent expressly provided otherwise herein) are or will be owing to it and such Assignor no longer holds any Commitment. The parties hereto intend the sale of the Assigned Interests hereunder to be a true sale by each Assignor to the Assignee that is absolute and irrevocable and that provides the Assignee with the full and complete benefits of ownership of the Assigned Interests. The sale and assignment of the Assigned Interests hereunder is without representation or warranty, except as expressly provided in this Agreement.

1.2      Payment by the Assignee and Borrower.

(a) The Assignee shall pay to each Assignor (or its designees) such Assignor's Gross Purchase Proceeds in accordance with this Section 1.2.

                  (i) On the Effective Date and subject to the terms and conditions herein set forth, the Assignee shall pay to each Assignor by wire transfer, pursuant to the instructions contained on Schedule II hereto for such Assignor, not later than 3:00 p.m. (New York time), the amount set forth on Schedule I hereto opposite the name of such Assignor in the column titled "Net Purchase Price" (such Assignor's "Net Purchase Proceeds"), which Net Purchase Proceeds of such Assignor equals the amount by which (x) the gross purchase price set forth on
         Schedule I hereto opposite the name of such Assignor in the column titled "Gross Purchase Price" (each such amount with respect to an Assignor, its "Gross Purchase Proceeds"), exceeds (y) the sum of (I) such Assignor's pro rata portion of the $311,718.75 fee payable to Roth Capital Partners (the "Roth Fee") in connection with the transactions contemplated hereby (such Assignor's "Portion of the Roth Fee"), plus
         (II) such Assignor's pro rata portion of attorneys' fees in the amount of $25,000 owing to Paul, Weiss, Rifkind, Wharton & Garrison LLP (the "Legal Fee") in connection with the transactions contemplated hereby (such Assignor's "Portion of the Legal Fee").

                  (ii) On the Effective Date and subject to the terms and conditions herein set forth, Assignee shall pay (i) to Roth Capital Partners by wire transfer, pursuant to the instructions contained on
         Schedule II hereto for Roth Capital Partners, not later than 3:00 p.m. (New York time), the Roth Fee, and each Assignor hereby authorizes Assignee to make payment of its Portion of the Roth Fee in accordance with the terms hereof on behalf of such Assignor, and (ii) to Paul, Weiss, Rifkind, Wharton & Garrison LLP by wire transfer, pursuant to the instructions contained on Schedule II hereto for Paul, Weiss, Rifkind, Wharton & Garrison LLP, not later than 3:00 p.m. (New York time), the Legal Fee, and each Assignor hereby authorizes Assignee to make payment of its Portion of the Legal Fee in accordance with the terms hereof on behalf of such Assignor. Each Assignor agrees and acknowledges to and for the benefit of Assignee that receipt of the Roth Fee and the Legal Fee by the entities listed above shall constitute receipt by such Assignor of its pro rata share of such amounts for purposes of effectuating the assignment and assumption contemplated hereby.

(b) On the Effective Date and subject to the terms and conditions herein set forth, Borrower shall pay to each Assignor by wire transfer, pursuant to the instructions contained on Schedule II hereto for such Assignor, not later than 3:00 p.m. (New York time), all accrued and unpaid interest through the date hereof in respect of such Assignor's Assigned Interest (the amount of which is set forth on Schedule I hereto opposite the name of such Assignor in the column titled "Accrued Interest Amount") (such Assignor's "Accrued Interest Amount").

1.3 Acceptance by Assignee. As of the Effective Date, pursuant to this Agreement, the Assignee acknowledges its receipt and acceptance of the Assigned Interests and all other related interests in the Collateral and under the Loan Documents and hereby assumes all obligations and duties of each Assignor under the Loan Agreement and the other Loan Documents. The Assignee (i) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (ii) agrees that it shall perform all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender in accordance with their terms.

1.4 Consents to Assignment. By their respective signatures below, Agent, Borrower and each Subsidiary of Borrower hereby consent to the assignment described in Section 1.1 above whether or not in compliance with the terms of the Loan Agreement.

1.5 Agent's Fee. On the Effective Date, and subject to the terms and conditions herein contained, Borrower shall pay to the Agent by wire transfer of immediately available funds, pursuant to the instructions contained on Schedule II hereto for the Agent, no later than 3:00 p.m. (New York time), the amount of $4,000, constituting the registration and processing fee pursuant to Section 9.6(e) of the Loan Agreement.


2.       REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1      Assignee's  Representations,   Warranties  and  Covenants.  Assignee
hereby  represents,   warrants,  and
covenants to and for the benefit of each Assignor as follows:

(a) This Agreement is a legal, valid, and binding agreement of Assignee, enforceable according to its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

(b) Assignee has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of Assignee;

(c) Assignee is familiar with transactions of the kind and scope reflected in this Agreement, the Loan Agreement and the other Loan Documents;

(d) Assignee has made its own independent investigation of the financial condition and affairs of the Borrower, has conducted its own evaluation of the Loan Agreement and the other Loan Documents and the Borrower's creditworthiness, has made its decision to consummate the transactions contemplated hereby independently and without reliance upon Assignors, and will continue to do so;

(e) Assignee acknowledges and agrees that Assignors make no representation or warranty and assume no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, and (ii) except as set forth in Section 2.2(e), the performance or observance by Borrower or any of its Subsidiaries or Affiliates of any of their respective obligations under the Loan Agreement, any other Loan Document or any other instrument or document furnished to pursuant thereto;

(f) Assignee has received a copy of the Loan Agreement, together with copies of financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and

(g) Assignee has total assets in excess of $5,000,000, as required pursuant to
Section 9.6(c) of the Loan Agreement.

2.2 Assignors' Representations, Warranties and Covenants. Each Assignor hereby severally, and not jointly and severally, represents, warrants and covenants to and for the benefit of Assignee as follows:

(a) such Assignor has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of such Assignor;

(b) such Assignor is the legal and beneficial owner of its portion of the Assigned Interests and the Note, if any, delivered to Borrower by it pursuant to
Section 1.2 above, free and clear of any adverse claim, Lien, encumbrance, security interest, restriction on transfer (other than those set forth in Section 9.6 of the Loan Agreement), purchase option, call or similar right of a third party;

(c) this Agreement is a legal, valid and binding agreement of such Assignor, enforceable according to its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

(d) as of the Effective Date, the outstanding principal amount of the Loans made by such Assignor is equal to the Gross Purchase Price set forth on Schedule I hereto opposite the name of such Assignor in the column titled "Gross Purchase Price";

(e) as of the Effective Date, no Event of Default under Section 7(a) of the Loan Agreement has occurred and is continuing in respect of principal and/or interest owing to such Assignor; and

(f) there are no Non-Excluded Taxes levied against such Assignor or otherwise in effect with respect to such Assignor, on the Closing Date in respect of its Loan Obligations.

3. CONDITIONS PRECEDENT

         3.1 Effective Date. The assignments by the Assignors and the acceptances by Assignee effectuated under Sections 1.1, 1.2 and 1.3 above shall be and are effective, and Assignee will become and is a Lender with respect to the Assigned Interests under the Loan Agreement, upon the date (the "Effective Date") that all of the following conditions are satisfied:

(a) The execution and delivery by each of the parties hereto of this Agreement.

(b) Payment to each Assignor of its respective Net Purchase Proceeds and Accrued Interest Amount by the appropriate parties, payment to Roth Capital Partners of the Roth Fee pursuant to Section 1.2 and payment to Paul, Weiss, Rifkind, Wharton & Garrison LLP of the Legal Fee pursuant to Section 1.2.

(c) Payment by Borrower to the Agent of the registration and processing fee pursuant to Section 1.5 of this Agreement.

(d) Delivery to Borrower of all Notes issued, if any, to each Assignor under the Loan Agreement and the execution and delivery by Borrower to Assignee of a new promissory note(s) (the "New Notes") in the original aggregate principal amount of $24,937,500.

(e) The acceptance and recording by the Agent in the Register of this executed Agreement, which acceptance and recording shall occur on the date hereof.

(f) Payment by the Borrower of a non-refundable $25,000 closing and amendment fee to the Assignee, the receipt of which hereby is acknowledged by the Assignee.

4. EXPENSES AND FEES

         Borrower acknowledges that its obligations to reimburse reasonable expenses incurred by the Agent and the Assignors as provided under the Loan Agreement and the other Loan Documents shall survive the date hereof to the extent provided in the Loan Agreement or such Loan Document.


5.       INDEMNIFICATION

         (a) (i) Borrower, for itself and on behalf of each of its Subsidiaries, hereby agrees, jointly and severally, to indemnify, pay, defend and hold harmless the Assignee and its officers, directors, employees, agents and attorneys from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments suits, claims, costs and expenses (including all reasonable fees and expenses of counsel to such Persons) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Person arising out of or by reason of (x) any action or inaction by any Assignor or (y) any litigations, investigations, claims or proceedings which arise out of or are in any way related to the Loan Agreement or the other Loan Documents in each case, to the extent relating to any of the transactions occurring thereunder prior to the effectiveness of this Agreement, but excluding any and all liabilities, obligations, losses, damages, penalties, actions, judgments suits, claims, costs and expenses (including all reasonable fees and expenses of counsel to such Persons) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Person to the extent arising out of or by reason of such Person's gross negligence or willful misconduct (collectively, the "Prior Claims"); and (ii) Borrower, for itself and on behalf of each of its Subsidiaries, hereby absolutely, fully, unconditionally, and irrevocably, releases, relieves, absolves, acquits, and discharges the Assignee and its officers, directors, employees, agents and attorneys from any and all Prior Claims, and Borrower and its Subsidiaries each acknowledges that no such Prior Claims are assumed by the Assignee hereunder or otherwise.

         (b) Borrower, for itself and on behalf of each of its Subsidiaries, hereby confirms that they shall remain obligated to each Assignor and, to the extent entitled under the Loan Documents, its Affiliates and the members, partners, directors, officers, employees, agents and advisors of such Assignor and its Affiliates with respect to its ongoing indemnification obligations under the Loan Documents which are for the benefit of "Lenders" (or such other Persons) thereunder, with respect to such Assignor's tenure as a Lender, to the extent such obligations expressly survive the payment of the Loans and/or the termination of the Loan Documents.

6.       NOTICES

         The parties hereto expressly agree that the address set forth below Assignee's signature hereunder shall serve as Assignee's initial notice address under the Loan Agreement and the other Loan Documents.

7.       AMENDMENTS AND WAIVERS

         No amendment, modification, termination, or waiver of any provision of this Agreement shall be effective without the written concurrence of each of the parties hereto. No delay on the part of any party hereto in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any party hereto of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

8.       SEVERABILITY; CONFLICTS; SECURITIES

         Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Loan Documents, the provisions of this Agreement shall control and govern. For purposes of this Section 8, to the extent that any provisions of any of the Loan Documents provide rights, remedies and benefits to Assignee, as a Lender, that exceed the rights, remedies and benefits provided to Assignee under this Agreement, such provisions of the applicable Loan Documents shall be deemed to supplement (and not to conflict with) the provisions hereof. The transactions contemplated hereby represent commercial transactions and not investments and not transactions in securities for purposes of any securities laws.

9.       SECTION TITLES

         Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10.      SUCCESSORS AND ASSIGNS

         This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.      GOVERNING LAW; JURISDICTIONS, SERVICE OF PROCESS, VENUE

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions.

12.      WAIVER OF JUST TRIAL

         EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THE LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

13.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile or electronic transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

14.      FURTHER ASSURANCES

         Borrower, Assignee and each Assignor will, at the cost and expense of Borrower, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary, or as any other party hereto from time to time reasonably may request, in order to carry out the intent and purposes of this Agreement and the transactions contemplated herein, including, but not limited to, executing any documents necessary to evidence the transfer of the Assigned Interests from the Assignors to Assignee.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

               Assignee:

              CAPITAL SOURCE FINANCE LLC

              By:      /s/ JOSEPH TURITZ
                       Name:    Joseph Turitz
                       Title:   General Counsel

                         Notice Address:
                         4445 Willard Avenue, 12th floor
                         Chevy Chase, MD  20815

                         =========================

                   Assignor:

                   MIDOCEAN CAPITAL INVESTORS, L.P., as a Lender

                   By:      MidOcean Capital Partners, L.P., its general
                                     partner

                      By:      Existing Fund GP, Ltd., its general
                                     partner

                          By:      /s/ TYLER T. ZACHEM
                                   Name:  Tyler T. Zachem
                                   Title:   ________________

                   Assignor:

                   SANDLER CAPITAL PARTNERS V, L.P., as a Lender

                   By:      Sandler Investment Partners, L.P., General  Partner

                      By:      Sandler Capital Management,
                                  General Partner

                         By:      MJDM Corp., a General
                                     Partner

                              By:     /s/ MORIA MITCHELL
                                      Name:  Moria Mitchell
                                      Title: President

                Assignor:

                SANDLER CAPITAL PARTNERS V FTE, L.P., as a Lender

                By:      Sandler Investment Partners, L.P., General  Partner

                    By:      Sandler Capital Management,
                                   General Partner

                         By:      MJDM Corp., a General
                                     Partner

                              By:     /s/ MORIA MITCHELL
                                      Name:  Moria Mitchell
                                      Title: President

                Assignor:

                SANDLER TECHNOLOGY PARTNERS SUBSIDIARY, LLC, as a Lender

                By:      Sandler Technology Partners, L.P., Manager

                    By:      Sander Investment Partners, L.P.,  General
                              Partner

                         By:      Sandler Capital Management,
                                     General Partner

                               By:     MJDM Corp., a
                                       General Partner

                                  By:     /s/ MORIA MITCHELL
                                          Name:  Moria Mitchell
                                          Title: President

                 Assignor:

                 SANDLER CO-INVESTMENT PARTNERS, L.P., as a Lender

                 By:      Sandler Capital Management,
                            General Partner

                     By:      MJDM Corp., a General
                                     Partner

                              By:     /s/ MORIA MITCHELL
                                      Name:  Moria Mitchell
                                      Title: President

                Assignor:

                SANDLER CAPITAL PARTNERS V GERMANY, L.P., as a Lender

                By:      Sandler Investment Partners, L.P.,
                           General Partner

                   By:      Sandler Capital Management,
                              General Partner

                       By:      MJDM Corp., a General
                                    Partner

                              By:     /s/ MORIA MITCHELL
                                      Name:  Moria Mitchell
                                      Title: President

          Assignor:

          PRICE FAMILY LIMITED PARTNERS, as a Lender

          By:      /s/ MICHAEL PRICE
                   Name:    Michael Price
                   Title:   ___________________________

AGREED TO AND ACCEPTED THIS
13th DAY OF FEBRUARY, 2004

Agent:

INFOCROSSING AGENT, INC.

By:      /s/ TYLER T. ZACHEM
Name:    Tyler T. Zachem
Title:   _____________________

Borrower:

INFOCROSSING, INC.

By:      /s/ WILLAIM J. McHALE
Name:    William J. McHale
Title:   Senior Vice President

Subsidiaries:

INFOCROSSING SERVICES, INC.

By:      /s/ WILLAIM J. McHALE
Name:    William J. McHale
Title:   Vice President


ETG, INC.

By:      /s/ WILLAIM J. McHALE
Name:    William J. McHale
Title:   Vice President


AMQUEST, INC.

By:      /s/ WILLAIM J. McHALE
Name:    William J. McHale
Title:   Vice President


AMQUEST SERVICES, INC.

By:      /s/ WILLAIM J. McHALE
Name:    William J. McHale
Title:   Vice President

                                   SCHEDULE I
                                       TO
                              ASSIGNMENT AGREEMENT

                                     Amounts
Effective Date:  February 13, 2004

------------------------------------- ----------------------- -------------------- -------------------- ---------------------
                                       Principal Amount on
                                        the Effective Date    Net Purchase Price     Gross Purchase       Accrued Interest
              Assignor                                                                    Price                Amount
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
MIDOCEAN CAPITAL INVESTORS, L.P.          $12,489,572.81        $12,320,932.28       $12,489,572.81       $137,385.30
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
SANDLER CAPITAL PARTNERS V, L.P.          $8,077,647.27          $7,968,578.79        $8,077,647.27          $88,854.12
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
SANDLER CAPITAL PARTNERS V FTE, L.P.      $2,987,314.00          $2,946,977.77        $2,987,314.00          $32,860.45
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
SANDLER TECHNOLOGY PARTNERS                $832,637.19            $821,394.50          $832,637.19           $9,159.01
SUBSIDIARY, LLC
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
SANDLER CO-INVESTMENT PARTNERS, L.P.       $208,153.31            $205,342.72          $208,153.31           $2,289.69
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
SANDLER CAPITAL PARTNERS V GERMANY,        $300,554.73            $296,496.49          $300,554.73           $3,306.10
L.P.
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
PRICE FAMILY LIMITED PARTNERS               $41,620.69            $41,058.70           $41,620.69             $457.83
------------------------------------- ----------------------- -------------------- -------------------- ---------------------
Total
                                          $24,937,500.00        $24,600,781.25       $24,937,500.00         $274,312.50
                                          ==============        ==============       ==============         ===========
------------------------------------- ----------------------- -------------------- -------------------- ---------------------

                                   SCHEDULE II
                                       TO
                              ASSIGNMENT AGREEMENT


                           Wire Transfer Instructions


------------------------------------------------------------ ---------------------------------------------------------
                           Party                                            Wire Transfer Instructions

------------------------------------------------------------ ---------------------------------------------------------
                                                                               The Bank of New York
             MidOcean Capital Investors, L.P.                                   New York, New York
                                                                               ABA No. 021-000-018
                                                                            Account Name: Pershing LLC
                                                                           Account Number: 890-051238-5
                                                                   Client Name: MidOcean Capital Investors, LP
                                                                        Client Account Number: 6TP-00271-1
                                                                      Reference: Infocrossing Note Repayment
------------------------------------------------------------ ---------------------------------------------------------
                                                                               Chase Manhattan Bank
             Sandler Capital Partners V, L.P.                              1211 Avenue of the Americas
                                                                                   NYC NY 10036

                                                                              ABA
                                                                              021-000-021
                                                                              For
                                                                              further
                                                                              credit
                                                                              to:
                                                                          Sandler Capital Partners V, LP
                                                                                 Acct 967-032903
                                                                                 Re: Infocrossing
------------------------------------------------------------ ---------------------------------------------------------
                                                                               Chase Manhattan Bank
           Sandler Capital Partners V FTE, L.P.                            1211 Avenue of the Americas
                                                                                   NYC NY 10036

                                                                              ABA
                                                                              021-000-021
                                                                              For
                                                                              further
                                                                              credit
                                                                              to:
                                                                        Sandler Capital Partners V FTE, LP
                                                                                 Acct 967-816912
                                                                                 Re: Infocrossing
------------------------------------------------------------ ---------------------------------------------------------
                                                                                     Citibank
        Sandler Technology Partners Subsidiary, LLC                                111 Wall St
                                                                                   NYC NY 10005
                                                                                ABA # 021-000-089
                                                                            A/C Name - Morgan Stanley
                                                                                 A/C # 388-90774
                                                                For Further Credit to: Sandler Technology Partners
                                                                               Subsidiary, L.P.
                                                                                 A/C # 038-102907
                                                                                 Re: Infocrossing
------------------------------------------------------------ ---------------------------------------------------------


           Sandler Co-Investment Partners, L.P.                                Chase Manhattan Bank
                                                                           1211 Avenue of the Americas
                                                                                   NYC NY 10036

                                                                              ABA
                                                                              021-000-021
                                                                              For
                                                                              further
                                                                              credit
                                                                              to:
                                                                            Sandler Capital Management
                                                                                 Acct 967-085071
                                                                                 Re: InfoCrossing
------------------------------------------------------------ ---------------------------------------------------------
                                                                               Chase Manhattan Bank
         Sandler Capital Partners V Germany, L.P.                          1211 Avenue of the Americas
                                                                                   NYC NY 10036

                                                                              ABA
                                                                              021-000-021
                                                                              For
                                                                              further
                                                                              credit
                                                                              to:
                                                                      Sandler Capital Partners V Germany, LP
                                                                                 Acct 739-202375
------------------------------------------------------------ ---------------------------------------------------------
                                                                                   Citibank NA
               Price Family Limited Partners                                      NYC, NY 10043
                                                                                 ABA #21 000 089
                                                                           FBO: Charles Schwab and Co.
                                                                                 A/C# 405 539 53
                                                                   For the Account of: The Price Family Limited
                                                                                   Partnership
                                                                             Schwab A/C# 7221-0300
------------------------------------------------------------ ---------------------------------------------------------
                                                                             California Bank & Trust
                   Roth Capital Partners                                      1940 Century Park East
                                                                              Los Angeles, CA 90067
                                                                                  ABA #121002042
                                                                           FBO Roth Capital Partners LLC
                                                                              Account # 3640012901
------------------------------------------------------------ ---------------------------------------------------------
                                                                                  Citibank, N.A.
        Paul, Weiss, Rifkind, Wharton & Garrison LP                              111 Wall Street
                                                                                New York, NY 10005

                                                                              ABA
                                                                              #
                                                                              021-000089
                                                                              Account
                                                                              No.
                                                                              0652-6767
------------------------------------------------------------ ---------------------------------------------------------
                                                                                ABA # 021-000-018
                           Agent                                               The Bank of New York
                                                                                   New York, NY
                                                                              A/C Name: Pershing LLC
                                                                               A/C #: 890-051238-5
                                                                       Client Name: InfoCrossing Agent, Inc.
                                                                            Client A/C #: 6TP-00965-8
------------------------------------------------------------ ---------------------------------------------------------
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